UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: February 24, 2015

(Date of earliest event reported)

CMG HOLDINGS GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51770	87-0733770
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

875 North Michigan Avenue, Suite 2929, Chicago, IL 60611

(Address of principal executive offices) (Zip Code)

732-536-3800

(Registrant’s telephone no., including area code)

---------------------------------------------------------------

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

INCLUDED IN THIS FORM 8-K ARE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE IDENTIFIED BY THEIR USE OF TERMS AND PHRASES SUCH AS “MAY,” “EXPECT,” “ESTIMATE,” “PROJECT,” “PLAN,” “BELIEVE,” “INTEND,” “ACHIEVABLE,” “ANTICIPATE,” “WILL,” “CONTINUE,” “POTENTIAL,” “SHOULD,” “COULD,” AND SIMILAR TERMS AND PHRASES. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED HEREIN CONCERNING, AMONG OTHER THINGS, BUSINESS STRATEGY AND OTHER PLANS AND OBJECTIVES FOR FUTURE OPERATIONS, ARE FORWARDLOOKING STATEMENTS. ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS REFLECTED IN THESE FORWARD-LOOKING STATEMENTS ARE REASONABLE, THEY DO INVOLVE CERTAIN ASSUMPTIONS, RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS.

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 24, 2015, CMG Holdings Group, Inc.’s (the “Company”) subsidiary, XA, The Experiential Agency, Inc. (“XA”) having determined that it could no longer operate its business, as it was then constituted, decided to execute an assignment for the benefit of creditors to Tailwind Services LLC (“Tailwind”). An Assignment for the Benefit of Creditors is a method of liquidating a business. To that end a Trust Agreement and Assignment of Assets for the Benefit of Creditors was executed on February 24, 2015, transferring all of the assets of XA to Tailwind. Subsequently Tailwind advertised a sale of XA's assets to the Company for the approximate sum of $60,000 (the "Sale"). An Asset Purchase Agreement was executed between XA and the Company on March 4, 2015. The Sale of XA's assets to CMG was consummated on March 25, 2015. Only assets were purchased by CMG liabilities were not assumed. The assets consisted of, among other things, all personal property of XA including accounts receivable, the XA name and other general intangibles of XA, as well as a cause of action involving stolen services.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Accountants

On April 15, 2015 the Board of Directors of the Company approved the termination of Anderson Bradshaw (“Anderson”) as the Company’s independent registered public accounting firm. Concurrent with this action, the Board of Directors of the Company ratified and approved the appointment of Terry L. Johnson, CPA (“Johnson”) as the Company’s independent registered public accounting firm.

The report of Anderson, on our financial statements for the fiscal year ended December 31, 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to our ability to continue as a going concern due to our working capital deficit and recurring net losses.

During the fiscal years ended December 31, 2013 and the subsequent interim periods in 2014 and through the date of this report, we have had no disagreements with Anderson, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anderson, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

Shortly after Johnson was engaged as the Company’s new independent registered public accounting firm, Johnson resigned as the Company’s independent registered public accounting firm and advised the Company that Johnson was no longer permitted to sign off on SEC audits. Johnson did not prepare any reports or financial statements for the Company. During Johnson’s engagement with the Company, there were no disagreements with Johnson, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Johnson, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim periods in 2014 and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

New Independent Accountants

On April 27, 2015 the Board of Directors of the Company simultaneously approved the resignation of Johnson as the Company’s independent registered public accounting firm and approved and ratified the appointment of John Scrudato CPA (“JS”) as our new independent registered public accounting firm effective as of April 21, 2015.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim periods in 2014 and through the date of our engagement, we did not consult with JS regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Anderson and Johnson with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Anderson and Johnson to furnish a letter addressed to the SEC stating whether they agree with the statements made above.  To be filed herewith as Exhibit 16.1 and 16.2 are copies of Anderson’s letter to the SEC dated April 30, 2015 and Johnson’s letter to the SEC dated April 30, 2015.

The Company has authorized Anderson and Johnson to respond fully to all inquiries of JS.

Item 8.01 Other Events.

Shareholder Update

Good Gaming

We have received a letter of intent for a Minority stake in Good Gaming. The proposal put forth would include listing Good Gaming on the CSE along with a cash component. While we are in preliminary discussions we are providing documents on a regular basis. There can be no guarantee that a deal will be consummated, but we remain optimistic, and will report back as we learn more.

XA

As set forth above, XA has gone through an Assignment for the Benefit of Creditors which has afforded it a fresh start without the debts with which it was previously saddled. XA has recently completed a successful installation at the Cochella Music Festival. One of the events was dubbed the "Coolest Party In The Dessert." It was hosted by designer Jeremy Scott and fashion house Moschino. Celebrities in attendance included, among others, Katy Perry, Fergie, Zoe Kravitz, Robert Pattinson, Fka Twigs and Alexander Wang. The event was DJed by three world famous DJs: Diplo, Skrillex, and A-Track. The Company believes that XA is on the right track and is optimistic about the future.

Audit and 10-K

The Company’s Form 10-K filing for 2014 is late. As reported above, we have changed auditors who will need time to complete their work in relation to our 10-K filing. The Company anticipates filing the Form 10-K as soon as practicable once the auditors have completed their work.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter dated April 30, 2015 from Anderson Bradshaw to the Securities and Exchange Commission.

16.2	Letter dated April 30, 2015, from Terry L. Johnson, CPA to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 30, 2015	CMG HOLDINGS GROUP, INC.

/s/ Glenn Laken
Name: Glenn Laken
Its: CEO and Chairman